UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2013
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant’s telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01. Regulation FD Disclosure.
Caterpillar Inc. (“Caterpillar”) is furnishing supplemental information concerning deliveries to users for retail sales of machines and sales of power systems (including reciprocating and turbine engines and locomotives) to retail users and Original Equipment Manufacturers (“OEMs”). We are providing information relating to the distribution of machinery by geographic region and power systems by major end use. In addition, we are providing year-end information by major end use for 2011 and 2012. Caterpillar sells the majority of its machinery and power systems to independently owned and operated dealers and OEMs to meet the demands of their customers, the end users. Due to time delays between Caterpillar’s sales to dealers and dealers’ deliveries to end users, Caterpillar believes this information may help readers better understand Caterpillar’s business and the industries it serves. This information is primarily based on unaudited reports provided by Caterpillar’s independent dealers which are not subject to Caterpillar’s internal controls over financial reporting. This information is furnished under this Report with the Securities and Exchange Commission. Caterpillar does not undertake to update or adjust prior period information.

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Caterpillar Inc.
Past 3 Months Dealer Statistics

Retail Sales of Machines by marketing region for the 3-month rolling period compared with the same months of the prior year:

	February 2013	January 2013	December 2012
Asia/Pacific	DOWN 26%	DOWN 12%	DOWN 7%
EAME*	DOWN 9%	UP 1%	UP 4%
Latin America	UP 3%	UP 3%	UP 14%
ROW**	DOWN 13%	0%	UP 2%
North America	DOWN 12%	DOWN 11%	DOWN 6%
World	DOWN 13%	DOWN 4%	DOWN 1%
Reported in constant dollars and based on unit sales as reported primarily by dealers.
*EAME (Europe, Africa and Middle East)
**ROW (rest of the world - everything except North America)
Power Systems Retail Statistics by business sector for the 3-month rolling period compared with the same months of the prior year:

	February 2013	January 2013	December 2012
Electric Power	DOWN 8%	DOWN 9%	UP 4%
Industrial	DOWN 25%	DOWN 24%	DOWN 20%
Transportation	UP15%	DOWN 7%	DOWN 11%
Petroleum	DOWN 8%	0%	UP 3%
Total	DOWN 7%	DOWN 7%	DOWN 2%
Reported in constant dollars based on reporting from dealers and direct sales.
To the extent possible, Caterpillar includes acquisitions in its retail statistics about one calendar year after an acquisition closes in order to have a prior period comparison. In July 2011, Caterpillar acquired Bucyrus International, Inc. (“Bucyrus”) and in November 2011, Caterpillar acquired MWM Holding GmbH (“MWM”). Therefore, beginning with January 2013 statistics, Bucyrus’ sales of machinery will be included in the Machine Retail Statistics and MWM engine sales will be included in Electric Power.

Machinery and Power Systems
Distribution to End Users

New Machinery Distribution to End Users (Dealer Sales)
(Dealer reported worldwide distribution of machinery by major end use)

	2012	2011
Waste	1%	1%
Forestry	2%	3%
Paving & Compaction	3%	3%
Industrial	4%	4%
Quarry & Aggregates	7%	7%
General Construction	15%	17%
Heavy Construction	33%	32%
Mining*	35%	33%

Power Systems Distribution to End Users (Dealer Sales)
(Dealer reported and internally estimated worldwide distribution of power systems by major end use)

	2012	2011**
Industrial	13%	16%
Transportation**	16%	16%
Electric Power *	30%	31%
Petroleum	41%	37%
*For this reporting, Distribution to End Users does not include Machines or Power Systems from acquisitions until at least two full years of information is available. Annual data inclusive of the Bucyrus and MWM acquisitions will be provided for 2013 and reported in 2014.
**The Transportation sector includes locomotives, marine engines and engines for on-highway applications. Data for 2011 has been revised to reflect this change.

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Forward-Looking Statements
Certain statements in this filing relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and we do not undertake to update our forward-looking statements.
Caterpillar’s actual results may differ materially from those described or implied in our forward-looking statements based on a number of factors, including, but not limited to: (i) global economic conditions and economic conditions in the industries and markets we serve; (ii) government monetary or fiscal policies and infrastructure spending; (iii) commodity or component price increases, fluctuations in demand for our products, or limited availability of raw materials and component products, including steel; (iv) our and our customers’, dealers’ and suppliers’ ability to access and manage liquidity; (v) political and economic risks and instability, including national or international conflicts and civil unrest; (vi) our and Cat Financial’s ability to: maintain credit ratings, avoid material increases in borrowing costs, and access capital markets; (vii) the financial condition and credit worthiness of Cat Financial’s customers; (viii) changes in interest rates or market liquidity; (ix) changes in financial services regulation; (x) inability to realize expected benefits from acquisitions, including ERA Mining Machinery Limited, and divestitures, including the divestiture of the Bucyrus distribution business to our independent dealers; (xi) international trade and investment policies; (xii) market acceptance of our products and services; (xiii) changes in the competitive environment, including market share, pricing and geographic and product mix of sales; (xiv) successful implementation of capacity expansion projects, cost reduction initiatives and efficiency or productivity initiatives, including the Caterpillar Production System; (xv) inventory management decisions and sourcing practices of our dealers or original equipment manufacturers; (xvi) compliance with environmental laws and regulations; (xvii) alleged or actual violations of trade or anti-corruption laws and regulations; (xviii) additional tax expense or exposure; (xix) currency fluctuations; (xx) our or Cat Financial’s compliance with financial covenants; (xxi) increased pension plan funding obligations; (xxii) union disputes or other labor matters; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) compliance requirements imposed if carbon emissions legislation and/or regulations are adopted; (xxv) changes in accounting standards; (xxvi) failure or breach of information technology security; (xxvii) adverse effects of natural disasters; and (xxviii) other factors described in more detail under “Item 1A. Risk Factors” in our Form 10-K filed with the SEC on February 19, 2013 for the year ended December 31, 2012. This filing is available on our website at www.caterpillar.com/secfilings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

March 20, 2013	By:	/s/James B. Buda
James B. Buda
Executive Vice President, Law and Public Policy